PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND
Supplement to Prospectus dated November 1, 2013

The following replaces the table under “Financial Highlights”:

	Institutional Class
	Year Ended June 30,
	2013	2012	2011	2010	2009
Net asset value - Beginning of year	$44.060	$51.610	$40.800	$33.060	$47.940
Income (Loss) from Operations
Net investment income(1)	$0.941	$0.874	$0.794	$0.634	$0.731
Net realized and unrealized gain (loss)	1.724	(7.866)	10.829	7.439	(15.029)
Total income (loss) from operations	$2.665	$(6.992)	$11.623	$8.073	$(14.298)
Less distributions
From net investment income	$(0.941)	$(0.631)	$(0.896)	$(0.425)	$(0.747)
Total distributions	$(0.941)	$(0.631)	$(0.896)	$(0.425)	$(0.747)
Redemption fees(1)	$0.086	$0.073	$0.083	$0.092	$0.165
Net asset value - End of year	$45.870	$44.060	$51.610	$40.800	$33.060
Total Return(2)	6.14%	(13.32)%	28.74%	24.66%	(29.00)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,090,101	$2,648,747	$2,774,908	$1,849,106	$1,253,352
Ratios (as a percentage of average daily net assets):
Expenses	0.96%	0.96%	0.95%	0.95%	0.95%
Net investment income	1.98%	1.94%	1.61%	1.54%	2.37%
Portfolio Turnover	5%	4%	4%	11%	14%

(1)

Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

November 18, 2013	7901-11/13